UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2009

Exact Name of Registrant as Specified
	in Charter; State of Incorporation;	IRS Employer
Commission File Number	Address and Telephone Number	Identification Number

1-8962	Pinnacle West Capital Corporation	86-0512431
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000

1-4473	Arizona Public Service Company	86-0011170
(an Arizona corporation)
400 North Fifth Street, P.O. Box 53999
Phoenix, AZ 85072-3999
(602) 250-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 22, 2009, the Board of Directors of Pinnacle West Capital Corporation (“Pinnacle West”) expanded the number of directors by one and elected Dr. Denis Cortese as a Director, effective January 1, 2010. Dr. Cortese’s initial term will extend until the 2010 Annual Meeting of Shareholders. The Board of Directors of Arizona Public Service Company, the principal subsidiary of Pinnacle West, also elected Dr. Cortese to its Board. The Board expects to designate committee assignments for Dr. Cortese at a future meeting.

Dr. Cortese currently serves as the President and Chief Executive Officer of the Mayo Clinic, a position from which he will be retiring in November of 2009.

A copy of the Press Release dated September 23, 2009 announcing Dr. Cortese’s election is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Registrant(s)	Description
99.1	Pinnacle West Capital Corporation Arizona Public Service Company	Press Release dated September 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE WEST CAPITAL CORPORATION
(Registrant)

Dated: September 25, 2009

By: /s/ James R. Hatfield
James R. Hatfield
Senior Vice President and Chief Financial Officer

ARIZONA PUBLIC SERVICE COMPANY
(Registrant)

Dated: September 25, 2009

By: /s/ James R. Hatfield
James R. Hatfield
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Registrant(s)	Description
99.1	Pinnacle West Capital Corporation Arizona Public Service Company	Press Release dated September 23, 2009

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